UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 25, 2005



                          LEGALPLAY ENTERTAINMENT INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Florida                     000-29219               98-0199508
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File          (IRS Employer
incorporation or organization)             Number)           Identification No.)


     Suite 201, 1166 Alberni Street                      V6E 3Z3
   Vancouver, British Columbia, Canada
 ----------------------------------------    ----------------------------------
 (Address of principal executive offices)               (Zip Code)


    Registrant's telephone number                      (778)863-2961
        (including area code)

                                         ----

 ----------------------------------------    ----------------------------------
  (Former name or former address if)                    (Zip Code)
      changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1      REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

               On  April  25th  2005,  the  Registrant entered into a Settlement
               Agreement with Communication Services Inc. ("CSI"), Ala Corp., Malcolm Nickerson, Laura Mouck, Elizabeth Bryce, Uninet Technologies Inc. ("Uninet") and Michael Jackson to settle the legal issues between them related to the domain name, www.poker.com, and the corresponding trademarks.

               Under the terms of the Settlement Agreement the parties have agreed:

                    (a) to release each other from all claims and actions on the condition that CSI pay to the Registrant's lawyer the amount of US$435,000 "in trust" for distribution to the Registrant and Uninet; and

                    (b) for Ala Corp., Elizabeth Bryce, Alex Bryce or Maryanne Bryce to transfer their shareholdings in LegalPlay Entertainment to the Registrant and Uninet.

               On August 4th 2005, the Registrant received their portion of the settlement funds, after legal fees, from their lawyer in the amount of US$42,000 and 250,000 common shares of LegalPlay Entertainment Inc.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

               No events to report.

ITEM 1.03      BANKRUPTCY OR RECEIVERSHIP.

               No events to report.


SECTION 2      FINANCIAL INFORMATION

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

               The Settlement Agreement the Registrant entered into on April 25th 2005 stated that the Registrant no longer has any interest in or claim to the domain name, www.poker.com or the U.S. Trademarks "Poker.com" and "Poker.com The Ultimate Gaming Connection Design". The domain name and trademarks are now the sole property of Communication Services Inc.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

               No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

               On July 28th 2005, the Registrant signed a Promissory Note confirming a financial obligation in the amount of SIX THOUSAND CANADIAN DOLLARS (CDN$6,000.00). The loan is due and payable within 30 days, from date of execution, and shall not bear interest.

               The loan is issued as an advance against the pending Settlement Agreement between Ala Corp and the Registrant. Upon the Registrant receiving the settlement, the full amount due and owing is to be repaid immediately.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

               No events to report.

ITEM 2.05      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

               No events to report.

ITEM 2.06      MATERIAL IMPAIRMENTS.

               No events to report.


SECTION 3      SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

               No events to report.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

               No events to report.

ITEM 3.03      MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

               No events to report.


SECTION 4      MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

               No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

               No events to report.


SECTION 5      CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

               No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

               No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

               No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

               No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

               No events to report.


SECTION 6      ASSET-BACKED SECURITIES

ITEM 6.01      ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

               No events to report.

ITEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

               No events to report.

ITEM 6.03      CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

               No events to report.

ITEM 6.04      FAILURE TO MAKE A REQUIRED DISTRIBUTION.

               No events to report.

ITEM 6.05      SECURITIES ACT UPDATING DISCLOSURE.

               No events to report.


SECTION 7      REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

               No events to report.


SECTION 8      OTHER EVENTS

ITEM 8.01      OTHER EVENTS.

               No events to report.

SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

               No events or exhibits to report.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGALPLAY ENTERTAINMENT INC.

/s/ Cecil Morris
-------------------------------------
Cecil Morris, Director

August 8, 2005
-------------------------------------
Date